Exhibit 10.21

Statement of Work for MAP Feasibility Project

PARTIES:	Universal Biosensors Pty Ltd (“UBS”) and Cilag GmbH International (“Cilag”)

REFERENCE:	The parties shall perform the following Project under the terms and conditions of the Amended and Restated Development & Research Agreement between Cilag and UBS dated August 19, 2011 as follows.

PROJECT TITLE:	MAP Feasibility Project (“Project”)

OBJECTIVE:	Demonstration of the technical feasibility of developing a MAP strip based on Gemini technology.

TERM OF WORK: Twelve (12) consecutive months beginning as of the date this SOW is executed by all of the parties, or as terminated earlier or extended as set forth herein.

SCOPE OF WORK AND DELIVERABLES: See Attachment A attached hereto and made a part hereof.

TEAM MEMBERS: The core team members from Cilag will be *[REDACTED] and *[REDACTED] and from UBS will be *[REDACTED] and *[REDACTED].

TIMELINE, COSTS AND PAYMENT:

FEES: The fees payable by Cilag to UBS for the Project will be US$4.5 million, subject to increase in accordance with the terms of this SOW. UBS acknowledges that Cilag has paid US $250,000 of the US$4.5 million prior to execution of this SOW for work begun prior to such execution. The payments corresponding to the milestone set out in the table below shall be made within 45 days of completion of the relevant milestone.

In the event that UBS and Cilag, at any time, mutually agree that feasibility will not be achieved based on the stated milestones in the table below and the milestone metrics set forth on Attachment A, the Project will be terminated and no payments will be due from Cilag for milestones not achieved prior to the termination date.

CAPITAL EXPENDITURES: UBS capital expenditures for the Project shall not exceed US$1.2 million without approval by Cilag. UBS will recover its capital expenditure costs from Cilag against supplier invoices incurred by UBS. Payment must be made by Cilag to UBS in accordance with the supplier’s terms so that UBS can pay the supplier invoices when due.

All capital equipment purchased by UBS and paid for by Cilag shall be the sole property of Cilag and shall be:

a.) subject to removal at any time upon Cilag’s demand provided that such removal does not prevent UBS from fulfilling its obligations under this SOW if this SOW is still in force between the parties after the removal;

b.) used only for the purposes of the Project and as otherwise directed by Cilag;

*	Confidential portion has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

c.) maintained in good condition (protection, calibration, maintenance and care, other than normal wear and tear) and secured against loss and damage in the same manner as UBS secures its own equipment;

d.) identified clearly as the sole property of Cilag by indicating on them as belonging to “Cilag GmbH International.” in a way as to put creditors or others on notice that Cilag retains title thereto.

At the conclusion of the Project and for a period of 45 days thereafter, Cilag may at its sole discretion and expense, determine that the equipment must be returned to Cilag. If Cilag does not request the return of the equipment within the 45 day period, then UBS may, at Cilag’s cost, return the equipment to Cilag, dispose of the equipment, or negotiate reasonable terms with Cilag for retaining the equipment.

SCHEDULE: At the completion of each milestone of the schedule set forth below, a revised completion date for the Project will be provided to Cilag by UBS. In the event that the Project is not completed on or before the end of the twelve month period of the Project term the term shall be extended from month-to-month and the additional fees for each additional month will be as follows:

•

At the end of each thirty (30) day extension period of the Project term, UBS will invoice Cilag for **[REDACTED] percent (**[REDACTED]%) of the pro-rata monthly cost of the initial 12 month Project term (**[REDACTED]). For the avoidance of doubt, milestone fees will also be payable with respect to any milestones achieved during this extension period of the Project term.

•

If feasibility has not been achieved by the end of the Project term, either party may terminate the Project and this SOW at anytime with 1 month’s prior, written notice to the other party. The obligation for Cilag to pay UBS for any milestones completed prior to termination survives the termination or expiration of this SOW.

Milestone/Activity	Indicative Start Date*		Indicative Finish Date*		Payment (US$‘000)
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
*[REDACTED]	*[REDACTED	]	*[REDACTED	]	*[REDACTED	]
TOTAL PROJECT					4,25

*	All Project dates in this SOW are for planning purposes only and are subject to change. A milestone does not need to be achieved within the indicative timeframes in order for milestone payment obligations to arise.

**	Confidential portion has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ACCEPTANCE OF STATEMENT OF WORK DESCRIPTION AND TERMS:

UNIVERSAL BIOSENSORS PTY LTD

By:	/s/ Salesh Balak

Name:	Salesh Balak

Title:	Director

Date:	October 11, 2011

CILAG GMBH INTERNATIONAL

By:	/s/ Heinz Schmid

Name:	Heinz Schmid

Title:	General Manager

Date:	September 19, 2011

By:	/s/ Christian Cuzick

Name:	/s/ Christian Cuzick

Title:	Finance Director

Date:	September 27, 2011

Milestone definition

*[REDACTED]

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*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]

*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]
*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]	*[REDACTED]

*	Confidential portion has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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